©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * Alliance Data Company Overview and Market Opportunity NYSE: ADS Fourth Quarter 2012 Exhibit 99.1

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * Three Businesses. One Focus. The largest and most comprehensive provider of transaction-based marketing and loyalty solutions. These solutions are delivered through three businesses: Opportunity: $400+ Billion Addressable Market Marketing spend is shifting from traditional mass marketing to data-enabled, multi-channel direct marketing The digital channel spend directed toward transaction-based, ROI solutions: Strong double-digit growth market | Still less than 10% of $400+ billion prize Private Label

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * $400 Billion Opportunity grocery | gas | pharma | cpg | financial | auto | travel | soft goods | furniture | jewelry micro-targeted marketing Private Label discretionary non-discretionary

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * ADS Operating Results ($MM, except per share data)

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * ADS 2012 Updated Guidance ($MM, except per share data) 2011 2012 V’12 Average ADS share price $ 90 $ 132 Revenue $ 3,173 $ 3,600 +13% Core Earnings $ 441 $ 554 +26% Diluted shares outstanding 57.8 64.4 +11% Core EPS $ 7.63 $ 8.60 +13% Proforma Core EPS $ 8.29 $ 9.96 +20% Phantom shares 4.6 8.8 Economic shares 53.2 55.6 * Includes approximately 4.9 million convertible debt warrants. * Guidance increased on all metrics: Revenue, Core Earnings, Core EPS and Proforma Core EPS (economic)

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * ADS 2013 Initial Guidance ($MM, except per share data) 2012 2013 V’12 Average ADS share price $ 132 $ 143 Revenue $ 3,600 $ 3,900 +8% Adjusted EBITDA $ 1,180 $ 1,300 +10% Core Earnings $ 554 $ 610 +10% Diluted shares outstanding 64.4 64.8 Core EPS $ 8.60 $ 9.50 +10% Free Cash Flow ~$ 620 ~$ 680 +10% Phantom shares 8.8 7.5 Economic shares 55.6 57.3 * Only partial year benefit from the 2013 convertible debt maturity (average calculation). Ending diluted shares outstanding of approximately 62.0 million. ** Includes approximately 5.9 million convertible debt warrants. ** *

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * Safe Harbor Statement and Forward-Looking Statements This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements may use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “predict,” “project” and similar expressions as they relate to us or our management. When we make forward-looking statements, we are basing them on our management’s beliefs and assumptions, using information currently available to us. Although we believe that the expectations reflected in the forward-looking statements are reasonable, these forward-looking statements are subject to risks, uncertainties and assumptions, including those discussed in our filings with the Securities and Exchange Commission. If one or more of these or other risks or uncertainties materialize, or if our underlying assumptions prove to be incorrect, actual results may vary materially from what we projected. Any forward-looking statements contained in this presentation reflect our current views with respect to future events and are subject to these and other risks, uncertainties and assumptions relating to our operations, results of operations, growth strategy and liquidity. We have no intention, and disclaim any obligation, to update or revise any forward-looking statements, whether as a result of new information, future results or otherwise, except as required by law. “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Statements in this presentation regarding Alliance Data Systems Corporation’s business which are not historical facts are “forward-looking statements” that involve risks and uncertainties. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” in the Company’s Annual Report on Form 10-K for the most recently ended fiscal year. Risk factors may be updated in Item 1A in each of the Company’s Quarterly Reports on Form 10-Q for each quarterly period subsequent to the Company’s most recent Form 10-K.

©2012 ADS Alliance Data Systems, Inc. Confidential and Proprietary NYSE: ADS | 4Q 2012 * Financial Measures In addition to the results presented in accordance with generally accepted accounting principles, or GAAP, the Company presents financial measures that are non-GAAP measures, such as constant currency financial measures, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA net of funding costs, core earnings and core earnings per diluted share (core EPS). The Company believes that these non-GAAP financial measures, viewed in addition to and not in lieu of the Company’s reported GAAP results, provide useful information to investors regarding the Company’s performance and overall results of operations. These metrics are an integral part of the Company’s internal reporting to measure the performance of reportable segments and the overall effectiveness of senior management. Reconciliations to comparable GAAP financial measures are available in the accompanying schedules and on the Company’s website. The financial measures presented are consistent with the Company’s historical financial reporting practices. Core earnings and core earnings per diluted share represent performance measures and are not intended to represent liquidity measures. The non-GAAP financial measures presented herein may not be comparable to similarly titled measures presented by other companies, and are not identical to corresponding measures used in other various agreements or public filings.